Fees Summary	Aug. 29, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 15,840,064.24
Previously Paid Amount	0.00
Total Fee Amount	2,425.11
Total Offset Amount	0.00
Net Fee	$ 2,425.11